================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: June 2, 2004



                                    QLT Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)





British Columbia, Canada               000-17082                             N/A
------------------------       ------------------------      -------------------
(Jurisdiction of               (Commission File Number)            (IRS Employer
Incorporation)                                               Identification No.)




                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
              ----------------------------------------------------
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)

================================================================================

ITEM 5.        OTHER EVENTS

               QLT announced that it has entered into a Cooperative Research and Development Agreement with the National Eye Institute to study the effects of preservative-free triamcinolone acetonide as an adjunct to Visudyne(R) therapy in patients with wet age-related macular degeneration.


ITEM 7.        EXHIBITS

Exhibit
Number         Description
-------        -----------
99.1           Press Release dated June 2, 2004.




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.







                                                    QLT Inc.
                                      ------------------------------------
                                                  (Registrant)






Date    June 2, 2004                  /s/  Paul J. Hastings
     --------------------             -------------------------------------
                                                 (Signature)
                                      President and Chief Executive Officer